UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                   FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 29, 2003
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                        ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in its Charter)


    Delaware                          1-8403                38-1749884
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(State or Other Jurisdiction       (Commission            (IRS Employer
 of Incorporation)                  File Number)           Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
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         (Former name or former address, if changed since last report)






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        Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.  Other Events
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        On September 29, 2003, the Registrant announced that it is filing a Form
12b-25, Notification of Late Filing, with the Securities and Exchange Commission to extend the due date for the filing of the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for a period of 15 calendar days. The Registrant's completion of its annual financial statements and the audit of such consolidated financial statements by its independent auditors, Deloitte & Touche LLP, are being delayed pending the completion and accounting analyses of the Registrant's purchase accounting for the May 2003 transaction in which ECD acquired from N.V. Bekaert S.A. and its related companies (Bekaert) the interests previously owned by Bekaert in United Solar Ovonic Corp. and United Solar Ovonic LLC.

        The Registrant also announced that it is attempting to obtain additional sources of cash required to sustain its operations for the coming year. If the Registrant is unable to raise the required funds prior to the filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and while its independent auditors have not completed their audit and have not rendered their opinion with respect to the Registrant's consolidated financial statements, the Registrant's management believes that the independent auditors' report on the Registrant's consolidated financial statements will include an explanatory paragraph concerning the Registrant's ability to continue as a going concern for a reasonable period of time.

        Attached hereto as exhibit 99.1 is a copy of the press release issued by the Registrant on September 29, 2003.


Exhibit Index:

99.1 Press Release issued by the Registrant in connection with the filing of Form 12b-25 with the Securities and Exchange Commission extending the due date for the filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2003


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                                     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ENERGY CONVERSION DEVICES, INC.


                                   By:    /s/ Stephan W. Zumsteg
                                      ------------------------------------
                                      Vice President and Chief Financial Officer

Date: October 1, 2003